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Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        The undersigned certifies, pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Annual Report on Form 10-K of Certegy Inc. (the "Company") for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2003

/s/ LEE A. KENNEDY Lee A. Kennedy Chairman, President, and Chief Executive Officer

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  Exhibit 99.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350